PGIM INVESTMENTS LLC

655 Broad Street

Newark, New Jersey 07102

March 19, 2019

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re: 497 Filing for Prudential Investment Portfolios 3 (Registration numbers 333-95849 and 811-09805)

Dear Sir or Madam:

We are filing today via EDGAR an exhibit under Rule 497 containing interactive data format risk/return summary information. The exhibit mirrors the risk/return summary information in a reissued Prospectus, dated March 14, 2019 (SEC accession number 0001683863-19-000283), for PGIM Strategic Bond Fund of Prudential Investment Portfolios 3. The purpose of the filing is to submit the 497 filing dated March 14, 2019 in XBRL.

Thank you for your attention to this filing. Please direct any questions regarding this filing to the undersigned at (973) 367-8982.

Sincerely,

/s/ Diana Huffman
Diana Huffman Assistant Secretary